QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.31(g)

SIXTH AMENDMENT TO THE MASTER LOAN AND SECURITY AGREEMENT

    Sixth Amendment, dated as of June 21, 2001 (this "Amendment"), to the Master Loan and Security Agreement, dated as of October 29, 1999 (as previously amended, supplemented or otherwise modified, the "Existing Loan Agreement", and as amended hereby, the "Loan Agreement"), between AAMES CAPITAL CORPORATION (the "Borrower"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC., formerly MORGAN STANLEY MORTGAGE CAPITAL INC., (the "Lender").

RECITALS

    The Borrower and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

    The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended as set forth herein.

    Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

    SECTION 1.  Amendments.

      (a) Section 7.16 of the Existing Loan Agreement is hereby amended, which amendment shall be effective as of March 30, 2001, by deleting such Section in its entirety and substituting in lieu thereof the following new Section 7.16:

        "7.16  Maintenance of Profitability. The Borrower shall not permit, for any period of two consecutive fiscal quarters (each such period, a "Test Period"), commencing with the two consecutive fiscal quarters ending September 30, 2001, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00."

      (b) Section 7 of the Existing Loan Agreement is hereby amended by adding the following new Section 7.22:

        "7.22  June Quarter Maintenance of Profitability. The Borrower shall not permit, for the fiscal quarter ending June 30, 2001, Net Income for such quarter, before income taxes for such quarter and distributions made during such quarter, to be less than $1.00."

      (c) Section 8 of the Existing Loan Agreement is hereby amended by adding the new clause (o):

        "(o)  the Borrower shall fail to deliver to the Lender by June 29, 2001, evidence, satisfactory to the Lender in its sole discretion, that the Borrower has obtained waivers or amendments from each of Lehman Brothers Bank, FSB and Greenwich Capital Financial Products, Inc. with respect to any maintenance of profitability requirement set forth in their respective loan agreements."

    SECTION 2.  Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

    2.1  Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

      (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender; and

      (b) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

    2.2  No Default. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date and (iii) no Default shall have occurred and be continuing on such date.

    SECTION 3.  Representations and Warranties. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

    SECTION 4.  Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) this Amendment, (iii) the Note and (iv) the Custodial Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

    SECTION 5.  Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

    SECTION 6.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER
AAMES CAPITAL CORPORATION
By:
Name:
Title:
LENDER
MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. (formerly MORGAN STANLEY MORTGAGE CAPITAL INC.)
By:
Name:
Title:

QuickLinks

Exhibit 10.31(g)
SIXTH AMENDMENT TO THE MASTER LOAN AND SECURITY AGREEMENT